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                                                                    Exhibit 10.1

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                       COMMERCIAL MANUFACTURING AGREEMENT

     This COMMERCIAL MANUFACTURING AGREEMENT (this "Agreement") is made and effective as of the 22nd day of June 2006 (the "Effective Date") by and between IDENIX PHARMACEUTICALS, INC., with offices at 60 Hampshire Street, Cambridge, MA 02139, USA ("Idenix US"), and NOVARTIS PHARMA AG, with offices at Lichtstrasse 35, 4056 Basel, Switzerland ("Novartis").

     1. Idenix US, Idenix (Cayman) Limited ("Idenix Cayman") and Novartis entered into a Development, License and Commercialization Agreement dated as of May 8, 2003, as amended from time to time (the "Development Agreement"), pursuant to which the parties thereto agreed, subject to the terms and conditions thereof, to develop and commercialize the Selected Drug Candidates and Products (each as defined in the Development Agreement) derived therefrom;

     2. Idenix Cayman and Novartis entered into a Master Manufacturing and Supply Agreement dated as of May 8, 2003, as amended from time to time (the "Supply Agreement"), setting forth the general principles governing the Technical Development and Manufacture and supply of the Products; and

     3. Idenix US and Novartis wish to enter into this Agreement to further specify terms and conditions applicable to the Manufacture and supply of the LdT Finished Product by Novartis to Idenix US as it relates to supply that is destined for sale in the United States.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Idenix US and Novartis hereby agree as follows:

     1. Definitions.

     1.1 Development Agreement Terms. All capitalized terms used, but not defined, herein shall have the meaning ascribed to them in the Supply Agreement or, if not ascribed therein, in the Development Agreement.

     1.2 "Components". Components shall mean raw materials necessary for Novartis to perform its obligations under this Agreement with respect to the Manufacture and Finishing of LdT Finished Product.

     1.3 "Fully Allocated Manufacturing Costs". Fully Allocated Manufacturing Costs shall mean with respect to the Finishing of the LdT Finished Product all direct and indirect costs and overhead allocable to the conduct of such activity in accordance with GAAP or IFRS, including but not limited to project and cost accounting consistently applied, such cost items to include, without limitation, costs of raw materials, supplies, other resources consumed in the conduct of such activity, rent, real estate depreciation, utilities, insurance, equipment lease payments, equipment depreciation and labor, plus general and administrative and similar expenses reasonably allocated to the conduct of such Finishing activities. For avoidance of doubt, it is expressly agreed that the API and costs and amounts detailed in Section 12.1 (a) below are specifically excluded from the items and costs which constitute a part of the Fully Allocated Manufacturing Costs.

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     1.4 "LdT Finished Product". LdT Finished Product shall mean the LdT Product in bulk form Finished by Novartis in accordance with this Agreement which, when Packaged, is intended to be sold by Idenix US in the U.S. Territory.

     2. Relationship to Other Agreements and Documents.

     2.1 Other Agreements. This Agreement (which includes the Quality Agreement attached hereto) is intended to supplement the terms of the Development Agreement and the Supply Agreement with respect to the LdT Finished Product. In the event of any conflict or inconsistency between the provisions of this Agreement or the Quality Agreement, on the one hand, and the provisions of the Development Agreement or the Supply Agreement, on the other hand, the provisions of this Agreement or as applicable, the Quality Agreement, will govern and control with respect to the LdT Finished Product. For the sake of clarity, the provisions of Section 4 of the Supply Agreement shall apply to the LdT Finished Product in accordance with its terms.

     2.2 Other Documents. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and any terms or conditions set forth in any purchase order, acknowledgment or other document relating to the transactions contemplated by this Agreement, the terms and conditions set forth in this Agreement shall prevail.

     3. Exclusivity.

     3.1 Supply. Novartis shall not, and shall ensure that its Affiliates (other than Idenix US) and licensees do not, directly or indirectly, make or have made or Finish the LdT Product for any person or entity (including themselves) for sale in the U.S. Territory other than Idenix US. Idenix US shall not, and shall ensure that its Affiliates and licensees (with exception to Novartis, its Affiliates and licensees) do not, directly or indirectly, make or have made or Finish LdT Product destined for sale in the U.S. Territory, except to the extent permitted pursuant to this Agreement or any other relevant agreement between the Parties and/or Affiliates of one or both Parties.

     3.2 Requirements. Except as provided herein or otherwise agreed by the Joint Manufacturing Committee, Idenix US shall order from Novartis all of Idenix's, its Affiliates' and licensees' (including Novartis') requirements for LdT Finished Products.

     4. Manufacture.

     4.1 Standards. Novartis shall:

          (a) Manufacture all APIs for the LdT Finished Product,

          (b) Finish the APIs into LdT Finished Product,

          (c) warehouse the APIs and LdT Finished Products until delivery, and

          (d) deliver the LdT Finished Products to Idenix US, an Affiliate of Idenix US or a sublicensee of Idenix US, as identified to Novartis by Idenix US,


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in each case in accordance with:

          (i) the relevant Specifications,

          (ii) the terms and conditions of the Quality Agreement attached hereto as Exhibit A (the "Quality Agreement"),

          (iii) all applicable Laws, including, without limitation, health, safety and environmental Laws,

          (iv) the terms and conditions of this Agreement.

     4.2 Coordination. Novartis shall promptly inform Idenix US of decisions about, or changes to, any parties or facilities used in Manufacturing or Finishing the LdT Finished Product. Novartis shall not change any Manufacturing or Finishing processes without Idenix US' prior written consent and otherwise as provided in the Quality Agreement.

     4.3 Subcontracting to Affiliates. Subject to Section 4.3, Novartis may subcontract its obligations hereunder to its Affiliates; provided that Novartis remains liable for the performance of such obligations and all applicable obligations of Novartis hereunder shall apply to such Affiliates.

     4.4 Transition to a Tolling Arrangement. Upon written request from Idenix US and recommendation of the Joint Manufacturing Committee provided not less than twelve (12) months prior to the anticipated transition date, and subject to the approval by the Joint Steering Committee, the relationship between the Parties with respect to Manufacture and supply of the LdT Finished Product will convert to a toll manufacturing relationship, whereby Novartis will Manufacture, or have Manufactured, the LdT Finished Product, but notwithstanding any provisions to the contrary contained in this Agreement, Idenix will purchase and supply (or have supplied) to Novartis all Components and Idenix will retain the title to and risk of loss for the Components and the LdT Finished Product, as applicable, throughout the Manufacturing process.

     5. Quality Assurance

     The provisions of the Quality Agreement attached hereto as Exhibit A are incorporated by reference.

     6. Secondary Supplier.

     Idenix US and Novartis shall work collaboratively and in good faith to determine plans to ensure continuity of supply of LdT Finished Product, which may include, if reasonably requested by Idenix US, and subject to the recommendation of the Joint Manufacturing Agreement and the approval by the Joint Steering Committee, the appointment of a Third Party secondary supplier (the "Secondary Supplier") to Manufacture and Finish the LdT Finished Product. In case of appointment of a Secondary Supplier, Novartis shall cooperate fully with Idenix US and the Secondary Supplier, and shall use commercially reasonable efforts to enable Secondary Supplier to qualify and validate the Secondary Supplier's facilities and to


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Manufacture and Finish the LdT Finished Product to ensure that such Secondary
Supplier would be available as soon as practicable after appointment to Manufacture and/or Finish the LdT Finished Product in the event that Novartis is, at any time during the term of this Agreement, unable to supply the LdT Finished Product in sufficient quantities to meet firm orders. Novartis shall provide to Secondary Supplier all Technical Information and the Parties agree to grant to the Secondary Supplier such rights and licenses to Manufacturing Technology, Idenix Intellectual Property, Novartis Intellectual Property and Joint Intellectual Property to the extent necessary for Secondary Supplier to Manufacture and Finish the LdT Finished Product. Novartis agrees to the extent commercially reasonable to cooperate with the Secondary Supplier, to permit, in accordance with a mutually agreed timetable, the Secondary Supplier the opportunity to observe Novartis' Manufacturing and Finishing operations as applicable to LdT Finished Product and to make available to Secondary Supplier in accordance with a mutually agreed timetable, such of Novartis' employees who may demonstrate and explain to Secondary Supplier any of the Technical Information and the Manufacturing and Finishing processes relating to the LdT Finished Product. Costs incurred by Novartis, Idenix and/or the Secondary Supplier in connection with the appointment, qualification/validation of the Secondary Supplier and the transfer of all relevant information and know-how shall be shared between the parties based on a allocation to be recommended by the Joint Manufacturing Committee and approved by the Joint Steering Committee.

     7. Components.

     7.1 Purchase. Novartis shall purchase all Components. The Components shall conform to any specifications therefore agreed upon by the Parties.

     7.2 Costs. Novartis shall use commercially reasonable efforts to ensure that the Components benefit from discounts, allowances, credits or other pricing incentives it receives from suppliers and that discounts, allowances, credits or other pricing incentives it receives from suppliers on other raw materials do not disproportionately increase the price that it pays for the Components.

     8. Forecasts and Ordering.

     At least [**] Business Days in advance of the commencement of each calendar month, Idenix US shall provide Novartis with its monthly rolling forecast of the quantities of LdT Finished Product that Idenix US estimates it will be requiring for the coming [**] months. Idenix US shall be obligated to purchase at least [**] percent ([**]%) of the quantity estimated for the next [**]-month period during such upcoming [**]-month period, and Novartis shall be obligated to supply up to [**] percent ([**]%) of such estimated quantity during the upcoming [**]-month period.

     The first [**] months of each rolling forecast shall be considered firm orders, thereby committing Idenix US to purchase and Novartis to sell the stated amount of LdT Finished Products, and Idenix US shall raise the corresponding firm orders in writing, on stock keeping units basis to Novartis at the same time when submitting its monthly forecast. Idenix US shall purchase [**] percent ([**]%) of the LdT Finished Products specified in each firm order. Idenix US shall specify in each firm order (a) the quantity of the LdT Finished Products ordered, (b) the


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delivery location(s) for such quantity, (c) the requested delivery date(s), and
(d) any export/import information required to enable Novartis to deliver the order. Novartis in its sole discretion may reject any order that does not comply with this Agreement and all other orders that comply with this Agreement will be accepted. Orders will be deemed accepted by Novartis unless Novartis provides notification of rejection in accordance with the immediately preceding sentence, along with the reason for rejection, to Idenix US within five (5) Business Days of receipt by Novartis of the firm order.

     To the extent not inconsistent with this Agreement, Idenix US shall comply with the minimum order quantities and the order lead times as defined in the Customer Trading Service Procedure ("TSP") in the form attached hereto as Exhibit B and which shall be executed and delivered on the Effective Date.

     9. Capacity Allocation.

     In the event that Novartis is or expects to be unable (including without limitation any inability as a result of a Force Majeure Event) to meet firm orders due to a shortage of production capacity or Components, Novartis shall promptly notify Idenix US in writing of such shortage, and, if possible, the date such shortage is expected to end. In such event, Novartis shall allocate to the LdT Finished Product its available production capacity or common raw materials in such proportion (expressed as a function of equipment or raw materials utilized) as the production equipment capacity or common raw materials actually utilized to meet orders of Idenix US for the LdT Finished Product over the previous [**] (or, if a full [**] month period of Manufacture of the LdT Finished Product has not yet occurred, the actual period of time of such Manufacture). In the event that Novartis is still unable (including without limitation any inability as a result of a Force Majeure Event) to meet confirmed firm orders despite the capacity allocation set forth above, the matter shall be submitted to the Joint Manufacturing Agreement, who shall make a recommendation to be approved by the Joint Steering Committee.

     10. Delivery.

     Novartis shall deliver all LdT Finished Products in accordance with the quantities and requested delivery date(s) specified in the relevant firm order. Novartis will pack the LdT Finished Products for shipment and storage in accordance with the applicable Specifications. Novartis shall deliver the LdT Finished Products [**] point of entry into the US (handed-over to named US customs broker) and title shall transfer upon such delivery at the latest [**] weeks following the written firm order confirmation by Novartis.

     11. Acceptance and Rejection.

     11.1 Acceptance. Idenix US or its designee shall notify Novartis in writing within the timelines specified in the Quality Agreement of any apparent non-conformity of the LdT Finished Product to the applicable Specifications (a "Rejection") and Idenix US or its designee shall return to Novartis, at Idenix US' expense, samples of the Rejected LdT Finished Product with a reasonably detailed statement of the claimed defect. If Idenix US or its designee fails to so notify Novartis, Idenix US or its designee will be deemed to have accepted such LdT Finished Product; provided that if the non-conformity results from a defect that is not typically observed


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by routine inspection, Idenix US or its designee will have the right to reject such LdT Finished Product if it notifies Novartis of such Rejection upon discovery, within the timelines set forth in the Quality Agreement.

     11.2 Disputes regarding Rejection. Upon receipt of a Rejection, Novartis shall have twenty (20) Business Days to advise Idenix US by notice in writing if it disagrees with such Rejection (a "Rejection Disagreement"). If the Parties fail to agree within ten (10) Business Days after Idenix US' receipt of a Rejection Disagreement, the Parties shall mutually select an independent laboratory to evaluate the samples returned by Idenix US. Such evaluation shall be binding on the Parties. If such evaluation certifies that any of such samples do not conform to the applicable Specifications, Novartis shall pay the costs and expenses of such evaluation, all costs and expenses incurred by Idenix US in returning the samples of the rejected LdT Finished Product and all costs incurred in replacing the non-conforming Finished Product. If such evaluation certifies that all such samples conform to the applicable Specifications, Idenix US shall pay the costs and expenses of such evaluation and shall pay Novartis for the rejected LdT Finished Product.

     11.3 Consequences of accepted or non-disputed Rejection. Idenix US will not be required to pay Novartis for any LdT Finished Product that does not conform to the applicable Specifications. Novartis shall, at its expense, replace any Rejected LdT Finished Product that does not conform to the applicable Specifications within [**].

     12. Purchase Price, Payment Terms, Cost Improvement, Other.

     12.1 Purchase Price. The purchase price for the LdT Finished Product ("Purchase Price") shall be equivalent to the sum of a) the price of API , and
b) the fee payable by Idenix to Novartis for Finishing the API into the LdT Finished Product. The Purchase Price pursuant to this Section 12.1 is exclusive of any applicable VAT or sales tax.

     (a) Price of API. The price of API shall be calculated per kilogram and shall be equivalent to the total consideration for processing, Components, [**], as described below and in the Exhibit C.

     (i) Processing. The consideration for processing is equivalent to amounts that are dependent on the quantities ordered, as per Exhibit C. Such consideration shall be firm until [**]. As of [**], the consideration for processing shall [**].

     (ii) Components. The consideration for Components shall be equivalent to the actual costs for Components. [**], the Parties agree on firm amounts, as per Exhibit C.

     (iii) [**] The consideration for [**] is equivalent to [**], which [**] shall be [**]. The [**] for the [**] from the [**] shall be [**] on the [**] of the [**] the [**]. In [**] will be [**] on the [**] of the [**].

     (iv) [**] The consideration for [**] shall be [**]. Such [**] shall be [**] in the [**] and [**] in the [**]. The [**] for the [**] shall be [**].

     (v) [**] The consideration for [**] shall be [**] shall be [**].


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     (b) Fee for Finishing. The fee payable by Idenix US to Novartis for
Finishing the API into the LdT Finished Product shall be equivalent to the total of (i) Fully Allocated Manufacturing Costs, and (ii) a mark-up of [**] percent ([**]%) of the Fully Allocated Manufacturing Costs.

     12.2 Standard Delivery Price. Prior to November 30 of each calendar year, the Parties shall agree in writing on a price per unit of LdT Finished Product to be used for the following calendar year (the "Standard Delivery Price"), taking into consideration the various elements of Purchase Price as specified in
Section 12.1 above.

     Actual Purchase Price will be calculated for the respective calendar year when all the actual elements of the Purchase Price are known. Reconciliation of Actual Purchase Price with the Standard Delivery Price shall be made in two steps:

     i) Provisional reconciliation. Within 60 (sixty) calendar days after the end of the third quarter of each calendar year, Novartis will send to Idenix US a report comparing the Actual Purchase Price with the Standard Delivery Price invoiced to Idenix US for the first three quarters of such calendar year, such report being based on actual data for the first three quarters of such calendar year and the available estimates for the fourth quarter. The Parties agree that no reconciliation payment shall be made as a result of the report sent by Novartis to Idenix US for the first three calendar quarters of any calendar year.

     ii) Final reconciliation. Within 30 (thirty) calendar days after the end of each calendar year, Novartis will send to Idenix US a report comparing the Actual Purchase Price with the Standard Delivery Price invoiced to Idenix US for such calendar year. The Parties shall reconcile the reports within sixty (60) days after the end of such calendar year. Any payment required by Idenix US or Novartis to compensate the difference between the Actual Purchase Price and the Standard Delivery Price shall be made to the appropriate Party within 30 (thirty) calendar days of reconciliation of such report. In the event of a dispute with respect thereto, (a) the paying Party shall remit on a timely basis all amounts not disputed and shall provide written notice within such thirty
(30) day period after reconciliation of such report, specifying in detail the amounts in dispute and the basis for such dispute, (b) the matter shall be referred to the Joint Steering Committee for resolution, and (c) interest shall be payable on any additional amounts determined to be due in the same manner as provided for in Section 6.9 of the Supply Agreement.

     To the extent that one Party must make a payment to the other Party, the paying Party shall pay the other Party such payments within thirty (30) days after Final reconciliation of such reports.

     12.3 Currency. The currency for pricing, invoicing and reporting will be in United States Dollars. For the purpose of this Agreement, all currencies will be converted into United States Dollars using the then Novartis official currency conversion methodology applied in its external reporting (which is based on official rates such as Reuters and the European Central Bank) for the conversion of foreign currency into United States Dollars.


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     12.4 Payment Terms. The Standard Delivery Price shall be paid within thirty
(30) days from delivery of the relevant shipment. Invoices shall be issued together with the delivery note and the packing list. Sections 6.5, 6.6, 6.8 and
6.9 of the Supply Agreement are hereby incorporated by reference and shall apply to the Parties with respect to this Agreement mutatis mutandis to the same extent as in the Supply Agreement.

     12.5 Cost Improvement. The Parties shall, through the Joint Manufacturing Committee, jointly undertake to participate and invest in a research and development program and other efforts to lower costs of Manufacturing the API for the LdT Finished Product by funding and/or dedicating efforts to such program, and the Parties shall share the net benefits of such cost reductions in proportion to their respective contributions thereto (taking into account, without limitation, the value of any financial and non-financial contributions).

     12.6 Audit. Novartis shall keep, and shall cause its Affiliates and licensees to keep, complete and accurate records of the data, including expense data, relating to the pricing, invoicing, reports and payments required under this Agreement. Idenix US will annually have the right at its own expense to have an independent, certified public accountant, selected by it and reasonably acceptable to Novartis, review any such records pertaining to the portion of the Purchase Price relating to the API as determined in Section 12.1(a) in the location(s) where such records are maintained by Novartis, its Affiliates and licensees, upon reasonable notice and during regular business hours and under obligations of confidence, for the sole purpose of verifying the basis and accuracy of payments made pursuant to Section 12.2 (ii) in each case within the prior calendar year. If the review of such records reveals that the Actual Purchase Price was inaccurately reported, then Novartis or Idenix US, as the case may be, shall pay to the other Party the resulting amounts due pursuant to
Section 12.2 (ii) above. Should the review of such records reveals that Idenix US was overcharged by Novartis by more than ten percent (10%) of the amounts actually due from Idenix US for the reviewed period, then Novartis shall pay all of the costs of such review.

     13. Limited Warranties.

     13.1 Corporate Warranties by Novartis. Novartis hereby represents and warrants to Idenix US as follows:

     (a) Organization, Good Standing and Qualification. Novartis is an Aktiengesellschaft duly organized, validly existing and in compliance with the laws of Switzerland. Novartis has all requisite corporate power and corporate authority to own and operate its properties and assets, to carry on its business as now conducted and as currently proposed to be conducted, to enter into this Agreement and to carry out its obligations hereunder. Novartis is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of its business or property makes such qualification necessary, except where the failure to be so qualified would not reasonably be expected to materially adversely affect the ability of Novartis to consummate the transactions contemplated hereby.

     (b) Authorization, Execution and Delivery. All corporate action on the part of Novartis and its officers and directors necessary for the authorization, execution and delivery of this Agreement, and performance of the obligations of Novartis contemplated hereby, have been


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taken. This Agreement has been validly executed, delivered and authorized by
Novartis. This Agreement, assuming it constitutes valid and legally binding obligations of Idenix US, constitutes valid and legally binding obligations of Novartis, enforceable against Novartis in accordance with its terms, except as the enforcement hereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally or (ii) equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

     (c) No Conflict. Neither the execution, delivery and performance by Novartis of this Agreement, nor the consummation by Novartis of the transactions contemplated hereby, nor the compliance by Novartis with any of the provisions hereof, will:

          (i) violate or conflict with any applicable Law applicable to Novartis or any of its Subsidiaries, or Judgment applicable to Novartis or any of its Subsidiaries;

          (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any material Contract to which Novartis is a party or under which Novartis or any of its Subsidiaries is bound or affected; or

          (iii) conflict with or violate any provision of the Articles of Incorporation or by-laws of Novartis.

     (d) Consents. No Consents of, (i) or registration, qualification, designation, declaration, notification or filing with, any Governmental Entity or (ii) any party to any Contract to which Novartis is a party or by which it is bound, in the case of clauses (i) and (ii) above, is required in connection with the valid execution, delivery or performance of this Agreement by Novartis or the consummation of the transactions contemplated hereby, except such Consents of (x) or registrations, qualifications, designations, declarations, notifications or filings with, any Governmental Entity or (y) any parties to any Contract to which Novartis is a party or by which Novartis is bound, in the case of clauses (x) and (y), the failure of which Consents to obtain, or registrations, qualifications, designations, declarations, notifications or filings to make, would not be reasonably likely to materially and adversely affect the ability of the Parties to consummate the transactions contemplated hereby.

     13.2 Corporate Warranties by Idenix US. Idenix US hereby represents and warrants to Novartis as follows:

     (a) Organization, Good Standing and Qualification. Idenix US is a company duly organized, validly existing and in good standing under the laws of the United States. Idenix US has all requisite corporate power and corporate authority to own and operate its properties and assets, to carry on its business as now conducted and as currently proposed to be conducted, to enter into this Agreement and to carry out its obligations hereunder. Idenix US is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of its business or property makes such qualification necessary, except where the failure to be so


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qualified would not reasonably be expected to materially adversely affect the ability of Idenix US to consummate the transactions contemplated hereby.

     (b) Authorization, Execution and Delivery. All corporate action on the part of Idenix US and its officers and directors necessary for the authorization, execution and delivery of this Agreement, and performance of the obligations of Idenix US contemplated hereby, have been taken. This Agreement has been validly executed, delivered and authorized by Idenix US. This Agreement, assuming it constitutes valid and legally binding obligations of Novartis, constitutes valid and legally binding obligations of Idenix US, enforceable against Idenix US in accordance with its terms, except as the enforcement hereof may be limited by
(i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally or (ii) equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

     (c) No Conflict. Neither the execution, delivery and performance by Idenix US of this Agreement, nor the consummation by Idenix US of the transactions contemplated hereby, nor the compliance by Idenix US with any of the provisions hereof, will:

     (i) violate or conflict with any Applicable Law applicable to Idenix US or any of its Subsidiaries, or Judgment applicable to Idenix US or any of its Subsidiaries;

     (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any material Contract to which Idenix US is a party or under which Idenix US or any of its Subsidiaries is bound or affected; or

     (iii) conflict with or violate any provision of the certificate of incorporation or bylaws of Idenix US.

     (d) Consents. No Consents of, (i) or registration, qualification, designation, declaration, notification or filing with, any Governmental Entity or (ii) any party to any Contract to which Idenix US is a party or by which it is bound, in the case of clauses (i) and (ii) above, is required in connection with the valid execution, delivery or performance of this Agreement by Idenix US or the consummation of the transactions contemplated hereby, except such Consents of (x) or registrations, qualifications, designations, declarations, notifications or filings with, any Governmental Entity or (y) any parties to any Contract to which Idenix US is a party or by which Idenix US is bound, in the case of clauses (x) and (y), the failure of which Consents to obtain, or registrations, qualifications, designations, declarations, notifications or filings to make, would not be reasonably likely to materially and adversely affect the ability of the Parties to consummate the transactions contemplated hereby.

     13.3 Facility Warranty. Novartis hereby represents and warrants to Idenix US that any of its or its Affiliates' facilities at which the LdT Finished Product is Manufactured or Finished has and shall retain all necessary approvals of the FDA and any Regulatory Authorities to Manufacture and Finish the LdT Finished Product at such facility. Novartis further represents and warrants that, to the best of its knowledge, it is not currently subject to any regulatory


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enforcement activity which, if determined adversely to Novartis, would prohibit or restrict Novartis' or its Affiliates' performance of Novartis' obligations arising pursuant to this Agreement.

     13.4 Personnel Warranty. Novartis represents that no person employed by Novartis in connection with this Agreement has been debarred under Subsection
(a) or (b) of Section 306 of the Federal Food, Drug and Cosmetic Act (21 USC
335a) and that no person who has been debarred under Subsection (a) or (b) of
Section 306 of said Act will be employed by Novartis in connection with this Agreement.

     13.5 Product Warranty. Novartis warrants that the LdT Finished Product: (a) on the date of delivery thereof to Idenix US, its Affiliates or sublicensees or to the Third Party recipient thereof, will conform to the applicable Specifications and will not be adulterated or misbranded within the meaning of the Federal Food, Drug, and Cosmetic Act (21 U.S.C. 301 et seq.); and (b) will be Manufactured and Finished in compliance with the Quality Agreement, and all applicable Laws.

     13.6 DISCLAIMER. EXCEPT AS STATED IN SECTIONS 13.1 THROUGH 13.5, THE DEVELOPMENT AGREEMENT, THE SUPPLY AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO THE LDT FINISHED PRODUCT OR OTHERWISE UNDER THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     14. Limitations of Liability.

     14.1 EXCEPT IN CASES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF IDENIX US OR ITS AFFILIATES, OR WITH RESPECT TO A PAYMENT TO A THIRD PARTY BY IDENIX US AS AN INDEMNIFYING PARTY UNDER SECTION 16, IDENIX US' LIABILITY FOR DAMAGES TO NOVARTIS FOR ANY CAUSE WHATSOEVER ARISING UNDER THIS AGREEMENT AND THE SUPPLY AGREEMENT COLLECTIVELY, REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION, SHALL NOT EXCEED THE TOTAL AMOUNT INVESTED BY NOVARTIS IN THE DEVELOPMENT OF THE PRODUCTS MANUFACTURED UNDER THIS AGREEMENT AND/OR DEVELOPED UNDER THE DEVELOPMENT AGREEMENT.

     14.2 NEITHER PARTY HERETO WILL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR MULTIPLE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

     15. Confidentiality.

     Confidential Information shall be protected in accordance with Section 9 of the Development Agreement. All obligations of confidentiality imposed under this
Section 15 shall expire five (5) years following termination or expiration of this Agreement.

     16. Indemnification.

          16.1 The provisions of Section 11 of the Supply Agreement are hereby incorporated by reference and shall apply to the Parties with respect to this Agreement mutatis mutandis to the same extent as in the Supply Agreement.

          16.2 In addition, Novartis shall defend, indemnify and hold harmless Idenix, its Affiliates and their respective directors, officers, employees and agents, at Novartis' cost and expense, from and against any liabilities, losses, costs, damages, fees or expenses (including reasonable fees and expenses of legal counsel) arising out of Novartis' storage, release, transportation or disposal of chemicals, raw materials, product or waste arising from its activities pursuant to this Agreement.

          16.3 In the event that the relationship between the Parties hereto convert to a tolling arrangement pursuant to the provisions of Section 4.5 above, Idenix shall defend, indemnify and hold harmless Novartis, its Affiliates and their respective directors, officers, employees and agents, at Idenix' cost and expense, from and against any liabilities, losses, costs, damages, fees or expenses (including reasonable fees and expenses of legal counsel) arising out of Idenix' storage, release, transportation or disposal of chemicals, raw materials, product or waste arising from its activities pursuant to this Agreement.

     17. Term and Termination

     17.1 General. The provisions of Section 12 of the Supply Agreement (other than Sections 12.5(a)(ii) and 12.5(a)(iii) thereof) are hereby incorporated by reference and shall apply to the Parties with respect to this Agreement mutatis mutandis to the same extent as in the Supply Agreement.

     17.2 Termination in connection with the Supply Agreement. This Agreement shall terminate automatically upon, and to the same extent as, the termination of the Supply Agreement.

     17.3 Survival. Upon termination of this Agreement:

     (a) the provisions of Section 11 of this Agreement shall survive with respect to LdT Finished Product Manufactured or Finished before termination of this Agreement; and Sections 12.6 and 13 , 14, 15, 16 and18 of this Agreement shall survive provided that the duration for which the provisions set forth in
Section 12.6 shall survive, shall be limited to twenty-four (24) months after expiration or early termination of this Agreement; and

     (b) the Development Agreement and the Supply Agreement shall remain in full force and effect except to the extent that they have otherwise terminated or expired in accordance with their terms.

     18. Miscellaneous.

     18.1 Choice of Law. This Agreement shall be governed by and interpreted under the laws of the State of New York, excluding: (a) its conflicts of laws principles; (b) the United Nations Convention on Contracts for the International Sale of Goods; (c) the 1974 Convention on the Limitation Period in the International Sale of Goods (the "1974 Convention"); and (d) the Protocol amending the 1974 Convention, done at Vienna April 11, 1980.

     18.2 Notices. Any notice, request or report required or permitted to be given or made under this Agreement by one of the Parties to the other shall be in writing and shall be deemed to have been delivered upon personal delivery or
(a) in the case of notices provided between Parties in the continental United States, four (4) days after deposit in the mail or the business day next following deposit with a reputable overnight courier and (b) in the case of notices provided by telecopy (which notice shall be followed immediately by an additional notice pursuant to clause (a) above if the notice is of a default hereunder), upon completion of transmissions to the addressee's telecopier, as follows (or at such other addresses or facsimile numbers as may have been furnished in writing by one of the Parties to the other as provided in this Section):

          If to Idenix US: Idenix Pharmaceuticals, Inc.
                           60 Hampshire Street
                           Cambridge, MA 02139
                           U.S.A.

                           Attention: General Counsel
                           Facsimile No.: (617) 995-9801

          With a copy to:  Idenix (Cayman) Limited
                           c/o Walkers SPV Limited
                           Walker House
                           Mary Street
                           P.O. Box 908GT
                           George Town
                           Grand Cayman,
                           Cayman Islands

                           Attention: Secretary
                           Facsimile No.: (345) 949-7886

          If to Novartis:  Novartis Pharma AG
                           Lichtstrasse 35
                           CH-4002 Basel
                           Switzerland

                           Attention: Head of Global Business
                           Development and Licensing
                           Facsimile No.: Facsimile No.: [41] 61 324 2100

          With a copy to:  Novartis Pharma AG
                           Lichtstrasse 35
                           CH-4002 Basel
                           Switzerland

                           Attention: General Counsel
                           Facsimile No.: [41] 61 324 6859

     18.3 Severability. If, under applicable law or regulation, any provision hereof is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement ("Severed Clause"), then, it is mutually agreed that this Agreement shall endure except for the Severed Clause. The Parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such Severed Clause in light of the intent of this Agreement.

     18.4 Captions. All captions herein are for convenience only and shall not be interpreted as having any substantive meaning.

     18.5 Dispute Resolution. Any dispute arising out of or relating to this Agreement shall be resolved in accordance with Section 13.6 of the Development Agreement.

     18.6 Independent Contractors; No Agency. Neither Party shall have any responsibility for the hiring, firing or compensation of the other Party's employees or for any employee benefits. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party's written approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, Idenix US' legal relationship under this Agreement to Novartis shall be that of independent contractor.

     18.7 Assignment; Successors. Without limiting the generality of Section 4.6, either Idenix US nor Novartis may assign this Agreement in whole or in part without the consent of the other Party; provided that (a) either Party may assign this Agreement to an Affiliate on the condition that the assigning Party shall remain primarily liable hereunder for the prompt and punctual payment and performance of all obligations of the assignee, and (b) this Agreement may be assigned by a Party to a Third Party in connection with a sale or transfer of all or substantially all of such Party's business to which this Agreement relates. This Agreement shall be binding upon, and shall inure to the benefit of, all permitted successors and assigns.

     18.8 Execution in Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission shall be deemed to be original signatures.

     18.9 Waivers. No failure on the part of Novartis or Idenix US to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

     18.10 Bankruptcy. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the United States Code or any foreign equivalents thereof ("Title 11"), licenses of rights to "intellectual property" as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such Party under Title 11, the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including the license granted hereunder) and all of its rights and elections under Title 11.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Idenix US and Novartis have caused this Agreement to be duly executed by their authorized representatives, in duplicate on the dates written herein below.

                                        IDENIX PHARMACEUTICALS, INC.


                                        By: /s/ Jean-Pierre Sommadossi
                                            ------------------------------------
                                            Jean-Pierre Sommadossi
                                        Title: Chairman and Chief Executive
                                               Officer


                                        NOVARTIS PHARMA AG


                                        By: /s/ Thomas Van Lear
                                            ------------------------------------
                                        Title: Head Global Technical Operations
                                               ---------------------------------
                                        Date: 28-6-06
                                              ----------------------------------


                                        By: /s/ Sandrine Aultret
                                            ------------------------------------
                                        Title: Senior Legal Counsel
                                               ---------------------------------
                                        Date: June 28, 2006
                                              ----------------------------------

EXHIBIT A - QUALITY AGREEMENT

                 QUALITY AGREEMENT ON MANUFACTURING AND TESTING

                                     Between

                IDENIX PHARMACEUTICALS, INC., CAMBRIDGE, MA, USA

                  as contract giver, subsequently named IDENIX

                                       and

                     NOVARTIS PHARMA AG, BASEL, SWITZERLAND

                as contract acceptor, subsequently named NOVARTIS

                                  First edition


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

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

                                TABLE OF CONTENTS

PREAMBLE...................................................................    4
1     SCOPE OF THE AGREEMENT...............................................    4
2     DOCUMENTS............................................................    4
2.1   DIRECTIVES...........................................................    4
2.2   MANUFACTURING- AND TESTING INSTRUCTIONS, SPECIFICATIONS..............    4
2.3   COMPUTER SYSTEM VALIDATION AND ELECTRONIC RECORDS....................    5
3     CHANGE MANAGEMENT AND APPROVAL.......................................    5
3.1   APPROVAL OF CHANGES TO THIS QUALITY AGREEMENT........................    5
3.2   APPROVAL OF CHANGES..................................................    5
4     INFORMATION FLOW.....................................................    6
4.1   INSPECTIONS..........................................................    6
4.2   COMPLAINTS...........................................................    6
4.3   RECALLS..............................................................    6
4.4   INFLUENCE ON QUALITY BY FOREIGN MATERIALS............................    6
4.5   PRODUCT QUALITY REVIEW...............................................    7
5     INSTRUMENT QUALIFICATION AND VALIDATION..............................    7
6     STARTING MATERIALS...................................................    7
6.1   SUPPLY OF DRUG SUBSTANCE.............................................    7
6.2   PROCUREMENT / DELIVERY...............................................    7
6.3   SAMPLING.............................................................    7
6.4   TESTING AND RELEASE..................................................    8
6.5   STORAGE..............................................................    8
7     MANUFACTURING OF LDT FINISHED PRODUCTS...............................    8
7.1   MANUFACTURING INSTRUCTIONS...........................................    8
7.2   BATCH MANUFACTURING RECORDS..........................................    8
7.3   REVIEW OF BATCH DOCUMENTATION........................................    9
7.4   STORAGE AND PACKAGING FOR DISPATCH...................................    9
7.5   TRANSPORT............................................................    9
7.6   SHIPMENT OF LDT FINISHED PRODUCTS UNDER QUARANTINE...................    9
8     TESTING OF LDT FINISHED PRODUCTS.....................................    9
8.1   REFERENCE STANDARDS..................................................    9
8.2   TESTING OF LDT FINISHED PRODUCTS.....................................   10
8.3   HANDLING OF DEVIATIONS...............................................   10
8.4   DEFECTIVE LDT FINISHED PRODUCTS......................................   10


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

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

9     RETENTION OF SAMPLES AND DOCUMENTATION...............................   11
10    WASTE MATERIAL.......................................................   11
11    TERM AND EXPIRATION OF THE QA AGREEMENT..............................   11
12    DEFINITIONS..........................................................   11
13    LIST OF ENCLOSURES...................................................   12
14    SIGNATURES...........................................................   12

                               TABLE OF ENCLOSURES

ENCLOSURE A: LIST OF QA/QC LIAISONS
ENCLOSURE B: TABLE OF RESPONSIBILITIES
ENCLOSURE C: LIST OF LDT FINISHED PRODUCTS
ENCLOSURE D: DIRECTIVES, MANUFACTURING AND TESTING DOCUMENTS
ENCLOSURE E: PROCESS-FLOW ON RESPONSIBILITIES


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

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

PREAMBLE

IDENIX, Idenix (Cayman) Limited and NOVARTIS have entered into a development, license and commercialization agreement dated as of May 8, 2003, as amended from time to time (the "Development Agreement"). The Parties also entered into:

     - a Master Manufacturing and Supply Agreement dated as of May 8, 2003, as amended from time to time (the "Master Supply Agreement")

     - into a commercial manufacturing agreement dated ____ (the "Commercial Manufacturing Agreement") whereby NOVARTIS shall make or have made LdT Finished Product (as defined in the Commercial Manufacturing Agreement).

IDENIX has submitted to the FDA and EMEA the new drug applications for a marketing authorizations for the pharmaceutical product based on LdT Finished Product.

IDENIX and NOVARTIS are defining their roles and responsibilities according to the intentions of the EU/PIC GMP Guidelines. In addition to the requirements below, NOVARTIS will assure that the US Code of Federal Regulations and the corresponding national guidelines cGMP prevailing at the time of the manufacture and finishing of the LdT Finished Products are followed.

1    SCOPE OF THE AGREEMENT

This Quality Agreement defines contacts for all technical and quality matters (see Enclosure A: List of QA/QC Liaisons), assigns the roles and responsibilities of both parties (see Enclosure B: Table of Responsibilities). This Quality Agreement establishes the reliance of IDENIX on the decisions made by NOVARTIS for the LdT Finished Products (see Enclosure C: List of Products). It defines the manufacturing and testing documents and applicable directives (see Enclosure D).

2    DOCUMENTS

2.1  DIRECTIVES

If not otherwise defined in this agreement the provisions of NOVARTIS' quality management system and standard operation procedures shall be applied to NOVARTIS' operations.

2.2  MANUFACTURING- AND TESTING INSTRUCTIONS, SPECIFICATIONS

The manufacturing and testing monographs (comprising Specifications as well as methods) are binding and have to be applied in detail. If IDENIX' Specifications are incorporated into NOVARTIS'


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QUALITY AGREEMENT ON MANUFACTURING AND TESTING

documentation, NOVARTIS will assure that these conversions are accurate and updated as appropriate. In addition, where possible, there should be a cross-reference in the master document to the appropriate IDENIX
Specification(s).

2.3  COMPUTER SYSTEM VALIDATION AND ELECTRONIC RECORDS

NOVARTIS is responsible that computer systems used for the operations in production and testing and release for further processing are validated. Approved validation protocols, reports, testing protocols & raw data and system operation procedures shall be available for inspection by IDENIX.

3    CHANGE MANAGEMENT AND APPROVAL

A change to be considered include changes to this Quality Agreement and changes relevant to the registration of LdT Finished Products, such as to the manufacturing location and procedures, to the equipment and materials used. Additionally, changes that could interfere with the quality of the LdT Finished Products, such as to the testing procedures, instructions and Specifications.

3.1  APPROVAL OF CHANGES TO THIS QUALITY AGREEMENT

Amendments and addenda to this Quality Agreement and its enclosures must be in writing.

3.2  APPROVAL OF CHANGES

IDENIX or NOVARTIS shall prepare a change request in writing. In this document, the following items shall be defined at least:

     - a comparative description of the change (current versus intended status)

     -    the rational for the change

     -    a cGMP assessment

     -    a business (cost/benefit) evaluation

For each change an approval from IDENIX is necessary before implementation. Changes in Specifications of material resulting from the update of compendia and pharmacopoeia may be made by NOVARTIS without formal request and are notified to IDENIX through the key-accounts (see Enclosure A) in a timely manor.

Registration relevant changes shall only be implemented after obtaining approval from the national health authorities. NOVARTIS shall be informed by IDENIX well in advance.


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QUALITY AGREEMENT ON MANUFACTURING AND TESTING

4    INFORMATION FLOW

4.1  INSPECTIONS

NOVARTIS agrees that its facilities, operations and quality systems are inspected by IDENIX initially and at reasonable intervals, thereafter in order to ensure coincidence with the registration of the products and compliance with GMP guidelines and applicable IDENIX guidelines. NOVARTIS will correct audit observations in a timely manner where agreement is reached on such observations.

NOVARTIS shall allow foreign and local governmental authorities to inspect facilities, operations and quality systems, as it is necessary to facilitate, obtain or maintain the registration in the countries where IDENIX or its affiliates, licensees or distributors, as the case may be, desire to sell the products.

NOVARTIS will immediately inform IDENIX about major regulatory authorities' inspections (e.g. EMEA or equivalent) and critical or major issues (e.g. FDA 483 or equivalent forms) and shall be informed on the progress of follow-up activities resulting from such authority inspections.

4.2  COMPLAINTS

IDENIX is responsible for handling complaints from the market and shall reply to inquiries as promptly as possible. IDENIX shall provide the necessary information within two (2) business days to NOVARTIS and render assistance to NOVARTIS as required. NOVARTIS shall without delay investigate technical complaints and report results to IDENIX within twenty (20) business days at the latest. If the test period is unable to be met, NOVARTIS will notify IDENIX to arrange an agreed upon timeframe. In case of critical complaints (potential recalls, field alerts etc.) both parties shall mutually agree upon the timeframe to be met for investigations.

4.3  RECALLS

In a potential recall situation, to the extent commercially reasonable, both parties will consult each other and agree on joint action prior to initiation of the recall. NOVARTIS shall co-operate in relation to the recall and in any investigation conducted by or on behalf of IDENIX with respect to such recall to the extent that it relates to the manufacture or finishing of the LdT Finished Product. IDENIX is responsible for liaison with health authorities and conducts the recall according to IDENIX' internal procedures.

4.4  INFLUENCE ON QUALITY BY FOREIGN MATERIALS

IDENIX must be informed in advance and upon request, in each case in writing, of each critical compound which will be manufactured and/or used in the same facility as any LdT Finished Product. For purposes of this article, the term critical shall mean any product or process which may reasonably present a potential hazard to any product, such as, by way of example, BETA-lactams, antibiotics, hormones,


                                                                             6/6

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

cytostatics or biological preparations from live micro-organisms.

NOVARTIS agrees to advise IDENIX by means of a BSE/TSE certificate of compliance mentioning the origin of all bovine, caprine and ovine derived starting materials, if any, purchased by NOVARTIS for the processing of the LdT Finished Products.

If a CoA on starting material is provided to IDENIX it shall clearly state the origin of the material.

4.5  PRODUCT QUALITY REVIEW

NOVARTIS will provide data for a Product Quality Review (PQR). IDENIX and NOVARTIS will mutually agree on a format and reporting responsibility, template and schedule of the PQR as laid down in Enclosure D.

5    INSTRUMENT QUALIFICATION AND VALIDATION

NOVARTIS agrees that manufacturing, in-process and quality control, and cleaning procedures must be validated and carried out under cGMP rules. Furthermore, the manufacturing instructions shall be followed using calibrated and qualified equipment, computer systems and machines.

6    STARTING MATERIALS

6.1  SUPPLY OF DRUG SUBSTANCE

Drug substance (API) is manufactured by NOVARTIS International Branch Ireland, Ringaskiddy on behalf of NOVARTIS. NOVARTIS is responsible that drug substance is compliant with the specifications. With respect to quality matters NOVARTIS is fully responsible for the manufacturer of the drug substances and its compliance with GMP and NOVARTIS' global standards.

6.2  PROCUREMENT / DELIVERY

Starting materials shall be procured by NOVARTIS from suppliers which have been approved, qualified or certified by NOVARTIS' quality assurance according to the NOVARTIS' standard operating procedure. Upon receipt all non-active starting materials have to be tested for compliance with the specifications. (See also chapter 6.3 and 6.4 below).

6.3  SAMPLING

NOVARTIS must take samples of the starting materials according to written sampling plans. Retained samples of starting materials must be kept according to
Article 9.


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

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

6.4  TESTING AND RELEASE

Every batch of starting materials used at NOVARTIS must be released for production of LdT Finished Products and be in compliance with the specifications. Starting materials procured by NOVARTIS must be tested for compliance with the said Specifications and released for production by NOVARTIS.

6.5  STORAGE

Storage containers and storage/transport conditions must ensure that the specified quality of starting materials is not impaired. NOVARTIS will store starting materials under standard storage conditions which are considered by NOVARTIS to be suitable and appropriate for the above purpose.

7    MANUFACTURING OF LDT FINISHED PRODUCTS

7.1  MANUFACTURING INSTRUCTIONS

NOVARTIS agrees that manufacture of the LdT Finished Products is carried out according to the manufacturing instructions. NOVARTIS or its associate will submit the Master Batch Record to IDENIX for approval before the first start of production or before an approved change is implemented, if requested by IDENIX. Supporting documentation will be provided stating all changes made to the master batch record.

Further documentation, e.g. excerpts of manufacturing records, will be submitted for perusal by IDENIX upon reasonable request. Shipment shall be made as promptly as possible.

7.2  BATCH MANUFACTURING RECORDS

NOVARTIS agrees that clear structured batch documentation for each batch of the LdT Finished Products is compiled and retained. The manufacturing batch record as well as testing documentation kept shall comply with the cGMP guidelines.


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

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

NOVARTIS assures that upon special requests from health authorities the following documents will be provided as copies within two (2) Business Days to
IDENIX:

     -    Complete manufacturing batch record of LdT Finished Products

     -    Certificate(S) Of Analysis of drug substances and of excipients,

     -    Test methods used.

7.3  REVIEW OF BATCH DOCUMENTATION

After detailed review of the batch documentation of each batch NOVARTIS associate is responsible that a statement of compliance with cGMP (CoC, confirmation statement) is included in the certificate of analysis (CoA) that is signed by a qualified person. A suitable format of this statement or document will be mutually agreed.

IDENIX will review the complete manufacturing batch record of LdT Finished Products of the validation campaign and the first commercial batch produced for IDENIX. In case of critical deviations IDENIX may request a full copy of batch record in order accept the conclusions drawn by NOVARTIS.

7.4  STORAGE AND PACKAGING FOR DISPATCH

NOVARTIS is responsible that the requirements as referenced in Enclosure D regarding the storage, labeling and packaging for dispatch of LdT Finished Products are met.

7.5  TRANSPORT

Both parties agree that NOVARTIS is responsible for shipment of LdT Finished Products to the handover-point (customs un-cleared at airport or harbor -and possible interim ware housing.)

7.6  SHIPMENT OF LDT FINISHED PRODUCTS UNDER QUARANTINE

Shipment of LdT Finished Products under quarantine by NOVARTIS requires written confirmation by IDENIX.

8    TESTING OF LDT FINISHED PRODUCTS

8.1  REFERENCE STANDARDS

NOVARTIS will use its own reference standard.


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

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

8.2  TESTING OF LDT FINISHED PRODUCTS

NOVARTIS will carry out appropriate testing according to the test documents as listed in Enclosure D.

NOVARTIS will release each batch for shipment.

A Certificate of Analysis (CoA) which includes:

     -    lot number of drug substance (API) used

     -    the batch specific information

     -    the test results and Specifications

     - name and address of all manufacturers involved in the manufacture of LdT Finished Products

     - the number of manufacturing authorization/license and/or GMP compliance certificate

     -    certification statement (statement of compliance)

     -    a report on deviation investigations if any

must be provided to IDENIX within [**] business days at the latest. The batch certificate must clearly indicate the document code of testing instruction used. The CoA shall be sent to the key-account of IDENIX electronically.

8.3  HANDLING OF DEVIATIONS

Major Deviation/failure investigations must be handled according to the corresponding standard operation procedure and will be reported to IDENIX. IDENIX may consult on corrective/preventative actions (CAPA). Minor Deviations may be reported to IDENIX in the Product Quality Review.

8.4  DEFECTIVE LDT FINISHED PRODUCTS

IDENIX has the right to reject a batch, which does not meet the specifications or is not manufactured according to the agreed procedures and cGMP requirements. IDENIX will inform NOVARTIS in writing of any defects not later than [**] business days after receipt of the LdT Finished Products. However, concealed defects, which are typically not discovered by routine quality control measures, may be reported within [**] business days after their discovery.


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QUALITY AGREEMENT ON MANUFACTURING AND TESTING

9.   RETENTION OF SAMPLES AND DOCUMENTATION

NOVARTIS ensures that samples and documentation related to the manufacture are retained as follows:

drug substance, excipients, printed packaging material   [**] after initial release
unprinted packaging material                             [**] after initial release
drug products                                            [**] after initial release

IDENIX will request the documentation with appropriate notice from NOVARTIS to meet longer archiving periods. NOVARTIS will then transfer the documentation to IDENIX.

The sample amount to be stored shall at least be sufficient to perform [**] full tests according to the testing instruction with exception of microbiology. NOVARTIS ensures that - on special request from IDENIX, e.g. in response to a health authority request - retention samples are provided for dispatch within two (2) Business Days by certified letter. IDENIX will confirm the receipt.

10   WASTE MATERIAL

NOVARTIS should destroy waste material in a secure, documented and legal manner, preventing environmental problems and unauthorized use.

11   TERM AND EXPIRATION OF THE QA AGREEMENT

This agreement forms an integral part of the Commercial Manufacturing Agreement and shall come into force and effect once signed by the parties hereto. This Quality Agreement shall prevail regarding all quality matters, however not to the extent of any liabilities defined in the Commercial Manufacturing Agreement. The termination of this agreement shall be in accordance with the Commercial Manufacturing Agreement.

12   DEFINITIONS

See Commercial Manufacturing Agreement


                                                                           11/11

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

13   LIST OF ENCLOSURES

ENCLOSURE A:   List of QA/QC Liaisons
ENCLOSURE B:   Table of Responsibilities
ENCLOSURE C:   List of LdT Finished Products
ENCLOSURE D:   Directives, Manufacturing and Testing Documents
ENCLOSURE E:   Process-Flow on Responsibilities

14   SIGNATURES

IDENIX PHARMACEUTICALS, INC.            NOVARTIS PHARMA AG


/s/ David Hallinan                      /s/ Dr.K.Finneiser
-------------------------------------   ----------------------------------------
David Hallinan                          Dr.K.Finneiser
Vice President Reg.Affairs              PHQA/Contracts & Complaint Management


/s/ Leigh Boutilier                     /s/ Dr.K.Hornung
-------------------------------------   ----------------------------------------
Leigh Boutilier                         Dr.K.Hornung
Quality Assurance Specialist            Head PHQA


                                                                           12/12

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

                       ENCLOSURE A: LIST OF QA/QC LIAISONS

                                     IDENIX

NAME              FUNCTION                       ADDRESS
Leigh Boutilier   Quality Assurance Specialist   60 Hampshire Street
                                                 Cambridge MA 02139
                                                 USA

TELEPHONE         FAX                            E-MAIL
+1 617-995-9916   +1 617-995-9801                boutilier.leigh@idenix.com

                                    NOVARTIS

NAME                      FUNCTION                         ADDRESS
Klaus Finneiser           Contracts&Complaint Management   Novartis Pharma AG
                          (general contact head quarter)   Forum 3-1.100
                                                           CH-4002 Basel
                                                           SWITZERLAND

TELEPHONE                 FAX                              E-MAIL
+41 61 3249101 (direct)   +41 61 3248237  (direct)         heinz.bruegger@novartis.com

NAME                      FUNCTION                         ADDRESS
Heinz Bruegger            QA/QC TEAM PU SOLIDA 2           Novartis Pharma Stein AG
                                                           Postfach
                                                           CH-4332 Stein
                                                           SWITZERLAND

TELEPHONE                 FAX                              E-MAIL
+41 62 8686488 (direct)   +41 62 8686502 (direct)          heinz.bruegger@novartis.com


                                                                             1/1

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

IDENIX PHARMACEUTICALS, INC.            NOVARTIS


/s/ Leigh Boutilier                     /s/ Dr. K. Finneiser
-------------------------------------   ----------------------------------------
Leigh Boutilier                         Dr. K. Finneiser
Quality Assurance Specialist            PHQA/Contracts & Complaint Management


                                                                             2/2

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

                     ENCLOSURE B: TABLE OF RESPONSIBILITIES

I = IDENIX
N = NOVARTIS

GENERAL
Compliance with the applicable code/s of GMP and quality systems   I    N
Confidentiality agreement                                          I    N
Inspection, audit, and approval of facilities and quality          I
systems and evaluation of NOVARTIS licensing compliance

DOCUMENTATION
Approval of master formulae, manufacturing instructions, and       I    N
product specifications of drug substance (API) and LdT
Finished Products
Preparation of master formulae, manufacturing instructions,             N
and product specifications
Preparation and approval of specifications and test methods for         N
active starting materials
Review of specifications and test methods for active starting      I
materials
Specifications and test methods for inactive starting materials         N
Specifications for other packaging components                           N
(used for transport)
Supply of safety and disposal data regarding materials and              N
processes
Validation of computer systems                                          N

MANUFACTURING
Inspect and test in-process materials and bulk LdT                      N
Finished Products
Process validation and cleaning validation                              N
Provide testing and manufacturing records as requested                  N
Purchase, sample, inspect, test (at least identity), and store          N
starting materials and retain samples
Shipping containers provided by                                         N
Shipping of finished product to agreed hand-over point                  N


                                                                             1/1

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

QUALITY ASSURANCE
Approval of change requests (relevant to registration)             I
Approval to deviate from approved method of manufacture            I
Approval to deviate from approved specifications                   I
Assign expiry periods and storage conditions                       I
Conduct recall                                                     I
Contribute to Product Quality Review (PQR)                              N
Final assessment of complaints                                     I
Final release according GMP guidelines                             I
Interfunctional evaluation of changes                              I    N
Investigation to support recall decisions                          I    N
Investigate technical customer complaints                          I    N
Issue of Product Quality Review                                    I
Maintain customer complaint files                                  I
Preparation of change requests                                          N
Prepare and provide certificates of analysis, certificates              N
of manufacture
Prevention of using material critical to the quality of LdT             N
Finished Products
Provide batch number (as applicable)                                    N
Provide reports regarding deviations or non-conformances                N
during manufacture
QA approval of process validation protocols and reports - API           N
QA approval of process validation protocols and reports - DP       I    N
QA approval of starting materials and in-process materials              N
Recall of product                                                  I
Reference samples of Bulk Product                                       N
Release of product for shipment                                         N
Reply to complaints                                                I
Report to technical customer complaints                            I
Retain records of bulk product testing                                  N
Retain records of manufacturing                                         N
Retain records of starting material and in process testing              N
Retain samples of bulk product                                          N
Retain samples of starting materials                                    N


                                                                             2/2

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

QUALITY ASSURANCE
Review all batch records and analytical results for compliance          N
of API
Review all batch records and analytical results for compliance          N
of LdT Finished Products
Review selected batch records and analytical results for           I
compliance of LdT Finished Products

IDENIX PHARMACEUTICALS, INC.            NOVARTIS


/s/ Leigh Boutilier                     /s/ Dr. K. Finneiser
-------------------------------------   ----------------------------------------
Leigh Boutilier                         Dr. K. Finneiser
Quality Assurance Specialist            PHQA/Contracts & Complaint Management


                                                                             3/3

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

                   ENCLOSURE C: LIST OF LDT FINISHED PRODUCTS

BASIS NO   MATERIAL NO.   MATERIAL DESCRIPTION   ACCEPTOR'S NO.
--------   ------------   --------------------   --------------
6001474       852558      LDT600 FCT 600MG.006   to bedefined

IDENIX PHARMACEUTICALS, INC.            NOVARTIS


/s/ Leigh Boutilier                     /s/ Dr. K. Finneiser
-------------------------------------   ----------------------------------------
Leigh Boutilier                         Dr. K. Finneiser
Quality Assurance Specialist            PHQA/Contracts & Complaint Management


                                                                             1/1

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

          ENCLOSURE D: DIRECTIVES, MANUFACTURING AND TESTING DOCUMENTS

LDT FINISHED PRODUCTS

NO.   REFERENCE
---   ---------
1     Reference is made to the validation report PHAD000140A, 5/27/2005
2     T   DP_6001474_A_R_1

D = Directive or SOP, M = Manufacturing Instruction, P = Packaging Instruction, T = Testing Monograph, O = other

PRODUCT QUALITY REVIEWS

         NAME/PRODUCT
NO.   IDENTIFICATION NO.   DEADLINE FOR SUBMISSION OF DATA
---   ------------------   -------------------------------
1                          2007 and annually thereafter in
                           the same quarter as start of
                           commercial production

IDENIX PHARMACEUTICALS, INC.            NOVARTIS


/s/ Leigh Boutilier                     /s/ Dr. K. Finneiser
-------------------------------------   ----------------------------------------
Leigh Boutilier                         Dr. K. Finneiser
Quality Assurance Specialist            PHQA/Contracts & Complaint Management


                                                                             1/1

QUALITY AGREEMENT ON MANUFACTURING AND TESTING

                  ENCLOSURE E: PROCESS-FLOW ON RESPONSIBILITIES

A = NOVARTIS International Branch Ireland, Ringaskiddy on behalf of B

B = NOVARTIS or contract manufacturer on behalf of NOVARTIS

C = NOVARTIS or manufacturing sites on behalf NOVARTIS or 3rd party on behalf of NOVARTIS

                                  WHO
                            ---------------
WHAT                         A     B     C
----                        ---   ---   ---
Drug Substance (API)         X
Release of Drug Substance          X
Transport                          X
Bulk Drug Product                        X

IDENIX PHARMACEUTICALS, INC.            NOVARTIS


/s/ Leigh Boutilier                     /s/ Dr. K. Finneiser
-------------------------------------   ----------------------------------------
Leigh Boutilier                         Dr. K. Finneiser
Quality Assurance Specialist            PHQA/Contracts & Complaint Management


                                                                             1/1

                      EXHIBIT B - TRADING SERVICE PROCEDURE

                                      DRAFT

                            TRADING SERVICE PROCEDURE

                                     Between

NOVARTIS PHARMA AG                      IDENIX PHARMACEUTICALS, INC

Herein after referred to as NOVARTIS    Herein after referred to as IDENIX


Signed:                                 Signed:
        -----------------------------           --------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Position:                               Position:
          ---------------------------             ------------------------------


Signed:                                 Signed:
        -----------------------------           --------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Position:                               Position:
          ---------------------------             ------------------------------


Signed:                                 Signed:
        -----------------------------           --------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Position:                               Position:
          ---------------------------             ------------------------------

This procedure is valid, from June 22, 2006 until June 21, 2007

This procedure shall be reviewed annually.

                                                       TRADING SERVICE PROCEDURE

THIS TRADING SERVICE PROCEDURE (HEREIN AFTER REFERRED TO AS THE TSP) IS DIVIDED INTO TWO PARTS.

SCOPE OF THE TSP

Part 1 defines the relevant processes and parameters and is fixed for all products covered by this TSP. Any amendment shall be by written agreement of both Parties.

Part 2 contains specific information that is unique to each SKU. Proposed changes will be reviewed and signed by the Supply Manager from each party, and all amendments must be clearly documented and issued to all parties.

This TSP is an attachment of the Commercial Manufacturing Agreement between Idenix and Novartis dated as of June 22, 2006 (the "Supply Agreement").

The activities and processes within this TSP shall be monitored in the context of the Supply Agreement.

TABLE OF CONTENTS

                                                    PAGE
                                                    ----
    PART 1
1   Responsibilities                                  3
  A Responsibilities of Novartis                      3
  B Joint Responsibilities of Novartis and Idenix     3
  C Responsibilities of Idenix                        4
3   Planning and Ordering Parameters                  5
4   Definition of Terms / Glossary                    6

    PART 2
1   Communication                                     7
2   Delivery Specifications                           9
3   SKU Specifications                               12


Page -2- of 12

                                                       TRADING SERVICE PROCEDURE

                               PART 1 - PROCESSES

1.   RESPONSIBILITIES

A.   RESPONSIBILITIES OF NOVARTIS

     1.   COMMUNICATION

          Novartis undertakes to promptly communicate all relevant demand and supply information and/or contingencies to Idenix.

     2.   DELIVERY POINT

          Novartis shall deliver to the relevant delivery location(s) all LdT Finished Products in accordance with the quantities and requested delivery date(s) specified in the relevant firm order. All deliveries of LdT Finished Products shall be [**]. (Ref: 1.4 Commercial Manufacturing agreement " Finish" or "Finishing" process of combining the relevant API(s) and necessary excipients into Finished Ldt Products (Tablets 600 mg)).

          ARRANGE DELIVERY

          Novartis will arrange the delivery to US borders.

B.   JOINT RESPONSIBILITIES OF NOVARTIS AND IDENIX

     1.   PROCESS REVIEW MEETINGS

          The frequency of these meetings (or video / teleconferences) shall be twice a year. The standard agenda shall be as follows:

               1.1. Minutes and Actions
               1.2. Forecast changes / Demand and Supply Review
               1.3. Performance Measurement
               1.4. Review Processes
               1.5. Further points

     2.   TSP MAINTENANCE

          It is the responsibility of the Novartis Supply Manager and Idenix Supply Manager to review the TSP at least once a year and more often if appropriate. Any suggestions for amendment to the TSP must be agreed in writing by both Parties prior to implementation. Changes have to be aligned with the Joint Supply Team and submitted to each party's legal counsel in order to ensure consistency with the Supply Agreement.


Page -3- of 12

                                                       TRADING SERVICE PROCEDURE

C.   RESPONSIBILITIES OF IDENIX

     1.   COMMUNICATION

          Idenix undertakes to promptly communicate all relevant demand and supply information and/or contingencies to Novartis.


Page -4- of 12

                                                       TRADING SERVICE PROCEDURE

2.   PLANNING & ORDERING PARAMETERS

     1.   FORECASTS

          1.1. Idenix shall provide Novartis with a written non-binding rolling forecast each month for the volume of the LdT Finished Product. The non-binding rolling forecast shall be provided for a total horizon of [**] months. Idenix will provide orders and forecasts with reference to the Novartis product code. Idenix shall be obligated to purchase at least [**] percent ([**]%) of the quantity estimated for the upcoming [**] month period, and Novartis shall be obligated to supply up to [**] percent ([**]%) of such estimated quantity during the upcoming [**] month period. The rolling forecast will be updated and supplied by Excel / e-mail from Idenix to Novartis at least [**] Business Days in advance from the commencement of each calendar month. If the transmission does not occur by this date and time, Novartis will not remove the first forecast period and will continue to plan production during this period for Idenix.

          1.2. Both parties understand that short-term demand can fluctuate significantly during the launch phase. Idenix will undertake to provide the best demand figures possible during the launch phase and Novartis will undertake reasonable efforts to meet changing demand.

          1.3. Novartis will request annually, a non binding [**] year forecast (yearly buckets).

     2.   FIRM ORDERS

          2.1. The first [**] months of each rolling forecast (a) shall be considered firm orders, thereby committing Idenix to purchase and Novartis to sell the stated amount of LdT Finished Products, and Idenix shall raise the corresponding firm orders in writing, on stock keeping units basis to Novartis at the same time when submitting its monthly forecast. Idenix shall purchase [**] percent ([**]%) of the LdT Finished Products specified in each firm order. Idenix shall specify in each firm order (a) the quantity of LdT Finished Products ordered, (b) the delivery location(s) for such quantity, (c) the requested delivery date(s), and (d) any export/import information required to enable Novartis to deliver the order. Novartis in its sole discretion may reject any order that does not comply with this Agreement and all other orders that comply with this Agreement will be accepted.

     3.   ORDER CHANGES

          3.1. If Idenix cancels or reduces a Firm Order for Ldt Finished Product and that order has already been processed, Novartis will organize the shipment of the goods to Idenix and invoice against the shipped stock.


Page -5- of 12

                                                       TRADING SERVICE PROCEDURE

     4.   DELIVERY TIME / ORDER CONFIRMATIONS

          4.1. Orders will be deemed accepted by Novartis unless Novartis provides notification of rejection in accordance with the immediately preceding sentence, along with the reason for rejection, to Idenix within five (5) Business Days of receipt of the order.

          4.2. In the event Novartis believes that the delivery will be delayed beyond the confirmed date, it will promptly inform Idenix and indicate its anticipated, revised delivery schedule.

     5.   TOLERANCE FOR DELIVERY QUANTITY

          5.1. The tolerance for delivery quantity is +/-[**]%.

4. DEFINITION OF TERMS / GLOSSARY

DELIVERY The point of delivery is the point at which Idenix takes possession of goods at the point of entry into the United
                    States.

FIRM ORDER          A written purchase order from Idenix.

LEAD TIME           A span of time required to perform a single or a series of operations, or the time from order placement until delivery to handover point

NET REQUIREMENTS    Idenix generates its net requirements for Ldt Finished
                    Products using forecasting data, quantity on hand, actual
                    and planned inventory. Net requirements are calculated and communicated to Novartis Basel TTOPS

SUPPLY AGREEMENT    Commercial Manufacturing Agreement by and between Idenix and
                    Novartis dated as of June 22, 2006

SKU                 Stock Keeping Unit

UPDATED FORECASTS   Revisions of original forecasts in light of data that
                    subsequently becomes available.


Page -6- of 12

                                                       TRADING SERVICE PROCEDURE

                          PART 2 - SPECIFIC PARAMETERS

1.   COMMUNICATION

     1.1. General Information / Addresses

     1.2. Novartis and Idenix contacts

     1.3. Transactions

1.1  GENERAL INFORMATION / ADDRESSES

                  NOVARTIS PHARMA AG
                ------------------------
   Address      Novartis Pharma AG
                Lichtstrasse 35
                CH-4056 Basel
                SWITZERLAND

Telephone No.      +41 61 324 11 11

   Fax No.

  WAREHOUSE       NOVARTIS PHARMA AG
  ---------     ------------------------
   Address      Novartis Pharma Stein AG
                Schaffhauserstrasse 101
                Bau 190
                CH-4332 Stein
                SWITZERLAND

Telephone No.      +41 62 868 70 62

   Fax No.         +41 62 868 61 77

   CUSTOMER      IDENIX PHARMACEUTICALS INC
   --------      --------------------------
Address         IDENIX PHARMACEUTICALS, INC.
                60 Hampshire Street
                Cambridge
                MA 02139
                USA

Telephone No.

Fax No.

   CUSTOMER       Novartis Suffern for Idenix
  WAREHOUSE             Pharmaceuticals
  ---------     -------------------------------
   Address      Novartis Pharmaceuticals Corp.,
                Production Centre Suffern
                25 Old Mill Road
                Suffern, NY 10901
                USA

Telephone No.

Fax No.


Page -7- of 12

                                                       TRADING SERVICE PROCEDURE

1.2  NOVARTIS AND IDENIX CONTACTS

                                                        TELEPHONE
                                 CONTACT         AT        NO.                     E-MAIL
                            ----------------   ------   ---------   ------------------------------------
NOVARTIS
Brand Pipeline Manager      Enrico Passuello   Basel    +41 61 69   enrico.passuello@novartis.com
                                                        75069
Demand Fulfilment Manager   Sascha Michael     Basel    +41 61 69   sascha_michael.schupnek@novartis.com
                            Schupnek                    71853
Head Team CPOs EU, NCH &    Bernd Kraus        Basel    +41 61 69   bernd.kraus@novartis.com
Special Cust.                                           71809

IDENIX
Demand /Logistics           John Griffin       Idenix               Griffin.john@idenix.com.
Demand /Logistics           Scot Barry         Idenix               Barry.Scot@idenix.com.
QA                          Leigh Boutilier    Idenix               Boutilier.Leigh@idenix.com
QA                          Judy Gordon        Idenix               Gordon.Judy@idenix.com.

1.3  TRANSACTIONS

                           COMM.        ROUTING    ROUTING
    TRANSACTIONS           METHOD        FROM        TO
    ------------       -------------   --------   --------
LDT FINISHED PRODUCT
Net Requirements       Excel/ e-mail    Idenix    Novartis
Orders                 Fax / e-mail     Idenix    Novartis
Invoice                Mail            Novartis   Idenix


Page -8- of 12

                                                       TRADING SERVICE PROCEDURE

2.   DELIVERY SPECIFICATIONS

1.   TRANSPORT REQUIREMENTS

     1.1. Novartis Responsibilities

     Idenix nominates the Freight Forwarder(s)/Customs Agent(s), method of transport and alternate method of transport as specified hereafter:

FREIGHT        METHOD OF   ALTERNATE
FORWARDER      TRANSPORT     METHOD     CONDITIONS
---------      ---------   ---------   ------------
Panalpina AG   Air         Sea         Normal goods

Freight Forwarder(s) - Customs Agent(s)

FREIGHT
FORWARDER              PANALPINA AG
---------          -------------------
Transport Method   Airfreight

Address            PANALPINA AG
                   Intern. Transporte
                   Viaduckstr. 42
                   Pastfach 4002 Basel
                   4051 BASEL BS

Telephone No.      061 337 47 47

Fax No.            061 337 47 37

Contact Person

CUSTOMS AGENTS     B&A BROKERS INC
--------------     -----------------------
Transport Method

Address            Natural Nydegger
                   147-39 175th Street
                   Jamaica, New York 11434

Telephone No.      718-995-0131

Fax No.            ____________

Contact Person     Dolores Gallo


Page -9- of 12

                                                       TRADING SERVICE PROCEDURE

2.   DELIVERY/INVOICING ADDRESSES

     2.1. Ldt Finished Product

                    SHIP TO ADDRESS
                    -------------------------------
Transport Method    Airfreight

Address             NOVARTIS PHARMACEUTICALS CORP.,
                    Production Centre Suffern
                    25 Old Mill Road
                    Suffern, NY 10901
                    USA

Telephone No.       _____________

Fax No.             +1 8453686463

e-mail              ____________________

Delivery Day/time
Other conditions    ____________________

                    INVOICE ADDRESS
                    ----------------------
Transport Method    Mail

Invoice Address     IDENIX PHARMACEUTICALS
                    60 Hampshire Street
                    Cambridge
                    MA 02139
                    USA

Telephone No.       _____________

Fax No.             _____________

e-mail              ____________________

Delivery Day/time
Other conditions    ____________________

Notice:

3.   CASE AND PALLET REQUIREMENTS

     3.1. All pallets shall be wooden Euro pallets phytosanitary treated according to ISPM Standard 15, with the following dimensions:

               1200mm x 800mm, with a maximum pallet height of 1400mm Option: maximum pallet height 1000mm

     3.2. All transport packaging materials shall meet Novartis requirements:

               Board double wavy, bearing weight of max. 2 stacked pallets

     3.3. Labelling shall be done in accordance with the Novartis requirements (attached)

               Font size minimum 6 mm

               On each single package

               On two sides of the pallet and on top, including end consignee

     3.4. LDT finished Product Container Specifications

          Round tin plate can with hooded lid of 20 l volume, in cardboard boxes (pallet boxes), made stackable

          Primary Drug packaging: LDPE bags with a quick closure


Page -10- of 12

                                                       TRADING SERVICE PROCEDURE

4.   DELIVERY DOCUMENTATION

Novartis and Idenix agree on the appropriate delivery documentation, documents destination and method of communication as specified hereafter (add as appropriate):

                                                                       METHOD OF
                                          ORIGIN      DESTINATION    COMMUNICATION    HOW
        Document Description            (FROM WHOM)    (TO WHOM)         (HOW)       MANY
        --------------------           ------------   -----------   --------------   ----
DRUG PRODUCT
Packing list/Consignment Note          Novartis       Idenix        Fax /e-mail        1
Packing list/Consignment Note          Novartis       Suffern       Fax                1
Packing list/Consignment Note          Novartis       Broker        With the goods     1
Packing list/Consignment Note          Novartis       Carrier       With the goods     1
Invoice                                Novartis       Idenix        Fax / e-mail       1
Commercial Invoice                     Novartis       Idenix        Mail / e-mail      1
Invoice                                Novartis       Idenix        With the goods     1
Batch Certificate (Certificate of      Novartis(QA)   Idenix        Mail / e-mail      1
Analysis) /Certificate of Compliance
                                                                    Fax                1

5.   INVOICE REQUIREMENTS

     5.1. The invoice from Novartis must contain the following information:

          -    Novartis product code

          -    Product description

          -    Quantity

          -    Novartis order number

          -    price per unit


Page -11- of 12

                                                       TRADING SERVICE PROCEDURE

3.   SKU SPECIFICATION

                         Novartis
                       Product Code      Idenix
Product Description     (Mars No.)    Product Code   Lot Size / Minimum Order Quantity
-------------------    ------------   ------------   ---------------------------------
DRUG PRODUCT

LDT600 FCT 600MG.006      852558        9'500 PC     [**] PC / MINIMUM ORDER QUANTITY
                                                               TO BE DEFINED


Page -12- of 12

     EXHIBIT C - CALCULATION OF PRICE OF API

(All numbers in USD per kg)

Period [**]

                       COMPONENTS                        PURCHASE
                          INCL.                            PRICE
VOLUME   PROCESSING   CHLOROSUGAR   [**]   [**]   [**]   (PER KG)
------   ----------   -----------   ----   ----   ----   --------
[**]        [**]          [**]      [**]   [**]   [**]     [**]
[**]        [**]          [**]      [**]   [**]   [**]     [**]
[**]        [**]          [**]      [**]   [**]   [**]     [**]
[**]        [**]          [**]      [**]   [**]   [**]     [**]
[**]        [**]          [**]      [**]   [**]   [**]     [**]
[**]        [**]          [**]      [**]   [**]   [**]     [**]
[**]        [**]          [**]      [**]   [**]   [**]     [**]

[**]

Period [**]

                          COMPONENTS                        PURCHASE
                            INCL.                             PRICE
VOLUME   PROCESSING***   CHLOROSUGAR   [**]   [**]   [**]   (PER KG)
------   -------------   -----------   ----   ----   ----   --------
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]

[**]

Period [**]

                          COMPONENTS                        PURCHASE
                            INCL.                             PRICE
VOLUME   PROCESSING***   CHLOROSUGAR   [**]   [**]   [**]   (PER KG)
------   -------------   -----------   ----   ----   ----   --------
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]
[**]          [**]           [**]      [**]   [**]   [**]     [**]

[**]